UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2010

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Agreement

On October 20, 2010, YRC Worldwide Inc. (the “Company”), as Performance Guarantor, and the parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008 (as amended, the “ABS Facility”), among Yellow Roadway Receivables Funding Corporation (“YRRFC”), as Seller; Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation, as Conduits; the financial institutions party thereto, as Committed Purchasers; Wells Fargo Bank, N.A. (successor to Wachovia Bank, National Association), as Wells Fargo Agent and LC Issuer, SunTrust Robinson Humphrey, Inc., as Three Pillars Agent; The Royal Bank of Scotland plc (successor to ABN AMRO Bank N.V.), as Amsterdam Agent; and JPMorgan Chase Bank, N.A., as Falcon Agent (which, together with the Wells Fargo Agent, the Three Pillars Agent and the Amsterdam Agent, are referred to as the “Co-Agents”) and Administrative Agent entered into amendment No. 19 to the ABS Facility (the “ABS Amendment”).

Maturity

The ABS Amendment extends the expiration of the ABS Facility to October 19, 2011; provided, that the ABS Facility will expire on January 10, 2011 if the Agreement for the Restructuring of the YRC Worldwide Inc. Operating Companies, dated September 24, 2010, among the International Brotherhood of Teamsters (the “IBT”) and certain subsidiaries of the Company (the “IBT Agreement”) is not ratified and in full force and effect on January 10, 2011.

Capacity and Availability

The ABS Amendment reduces the aggregate commitments under the ABS Facility from $350 million to $325 million. YRRFC may not make incremental borrowings under the ABS Facility until the IBT Agreement is ratified. However, the Company does not expect the temporary restriction on incremental borrowings to have a negative impact on its liquidity in the fourth quarter of 2010.

Interest and Fees

The ABS Amendment provides for a 1% increase in the Default Rate, LIBOR Rate and LMIR (each as defined in the ABS Facility) on each of April 30, 2011 and June 30, 2011.

In connection with the ABS Amendment, the Company and the Co-Agents agreed that:

•

The $10.0 million fee that was previously due on October 26, 2010 has been deferred and is payable in two installments of $5 million on each of March 1, 2011 and April 30, 2011 unless payment is accelerated due to the occurrence of (i) the Amortization Date (as defined in the ABS Facility) or (ii) a Deferral Termination Event (as defined in the Company’s credit agreement) (each of (i) and (ii), an “Accelerated Deferred Fee Payment Date”); provided, that if the ABS Facility is refinanced, then YRRFC will not have to pay any portion of this deferred fee that is due and payable after the refinance date.

•	YRRFC will pay the Co-Agents an additional $5 million fee on June 30, 2011 (or an Accelerated Deferred Fee Payment Date) if the ABS Facility is not refinanced by that date.

•

YRRFC paid the Co-Agents on the effective date of the ABS Amendment the interest and letter of credit, program and administration fees that were previously deferred, which was approximately $13 million. The portion of such interest and fees in excess of the interest and fees in place prior to February 12, 2009 will continue to be deferred from the effective date of the ABS Amendment until the earlier of March 1, 2011 and an Accelerated Deferred Fee Payment Date, at which time YRRFC will begin to make cash payments for such interest and fees. If the ABS Facility is refinanced by March 1, 2011, then YRRFC will not have to pay the interest and letter of credit, program and administration fees that are deferred from the effective date of the ABS Amendment. The Company expects these deferred interest and fees to be approximately $4 million from October 20, 2010 through March 1, 2011.

•

The letter of credit fees will increase by 1% and the program and administrative fees will each increase by 0.5% on each of April 30, 2011 and June 30, 2011 if the ABS Facility is not refinanced by those dates.

The ABS Facility will be deemed refinanced if: (i) YRRFC has repaid all borrowings under the ABS Facility and has paid the Purchasers (as defined in the ABS Facility) and Co-Agents all amounts due under the ABS Facility; (ii) all letters of credit under the ABS Facility have been surrendered; (iii) the commitments of the Purchasers and LC Issuer have terminated; and (iv) there are no continuing obligations of the Purchasers, Co-Agents and LC Issuer under the ABS Facility.

Servicer Defaults

The ABS Amendment provides that a Servicer Default (as defined in the ABS Facility) will occur if, among other things,: (i) prior to ratification of the IBT Agreement, the IBT notifies the Company that the IBT Agreement has not been ratified and the IBT Agreement will not be submitted for a re-vote; (ii) the IBT Agreement shall not be in full force and effect after it has been ratified; or (iii) the Co-Agents do not consent prior to a restructuring of the Company.

For purposes of the ABS Facility, a restructuring of the Company includes, among other things:

•

The issuance of equity if the number of shares of capital stock, on a fully diluted basis, in respect of any such issuances since October 20, 2010 exceeds 5% of the Company’s outstanding shares of capital stock on October 20, 2010; provided, that the issuance of capital stock (i) under the Company’s at-the-market issuance program, (ii) in the conversion of, or payment of interest under, the Company’s 6% Convertible Senior Notes due 2014 and (iii) under the Company’s single-employer benefit plans will not count against the 5% limitation described above.

•

The issuance of, entering into, restructuring of or refinancing of any debt securities, notes, credit agreements or credit facilities (other than indebtedness arising under the ABS Facility, the Company’s credit agreement or the Company’s 6% Convertible Senior Notes due 2014) having individually a principal amount in excess of $10 million.

•	The exchange or conversion of any obligations or liabilities for or into capital stock, debt securities or any other instrument or agreement described in the two bullets above.

•	Any Capital Event (as defined in the IBT Agreement).

•	Any amendment, restatement, supplement or other modification to the Company’s credit agreement or 6% Convertible Senior Notes due 2014.

The description of the ABS Amendment is qualified in its entirety by the text of the ABS Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference.

A copy of the news release announcing the ABS Amendment is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On October 18, 2010, the Company received a letter from The NASDAQ Stock Market (“NASDAQ”) stating that the Company has regained compliance with NASDAQ Listing Rule 5450(a)(1), which requires a minimum bid price of $1.00 per share, and granting the Company’s request to remain listed on NASDAQ.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expects,” and similar expressions are intended to identify forward-looking statements.

The Company’s expectations regarding deferred interest and fees under the ABS Facility are only its expectations regarding this matter. Actual interest and fees that are deferred could differ based on a number of factors, including (among others) the Company’s expected borrowings under the ABS Facility, which is affected by revenue and profitability results and the factors that affect revenue and profitability results (including the risk factors described above), and the Company’s ability to continue to defer the payment of interest and fees pursuant to the terms of the ABS Facility.

The Company’s expectations regarding liquidity are only its expectations regarding this matter. Actual liquidity levels will depend upon (among other things) the Company’s operating results, the timing of its receipts and disbursements, the Company’s access to credit facilities or credit markets, the Company’s ability to continue to defer interest and fees under the Company’s credit agreement and ABS facility and interest and principal under the Company’s contribution deferral agreement, the continuation of the existing union wage reductions and temporary cessation of pension contributions, and the factors identified in the preceding paragraphs.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 19, dated as of October 20, 2010, to ABS Facility.

99.1	News Release dated October 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: October 25, 2010	By:	/s/ Sheila K. Taylor
Sheila K. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 19, dated as of October 20, 2010, to ABS Facility.

99.1	News Release dated October 21, 2010.